UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 3, 2011
Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

734 Walt Whitman Road, Melville, New York 11747
(Address of principal executive offices) (Zip Code)

(631) 421-5452
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                            Entry into a Material Definitive Agreement

On March 3, 2011, Bovie Medical Corporation (the “Company”) reached a settlement with Surgical Technologies, Inc. and Medtronic, Inc. (“Medtronic”) of their pending litigation.  Under the terms of the settlement, the Company will immediately exit the monopolar and bipolar saline-enhanced RF device business (including the Company’s SEER™ and BOSS™) worldwide, and acknowledge the validity and enforceability of Medtronic’s patent in the U.S. and Europe, through February 2015.  In exchange, Medtronic will make a one-time payment to the Company of $750,000.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated March 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011	BOVIE MEDICAL CORPORATION

By: /s/ Andrew Makrides
Andrew Makrides
President and Chairman of the Board